DFA INVESTMENT DIMENSIONS GROUP INC.

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 28, 2013
 (as supplemented on May 6, 2013)

DFA Commodity Strategy Portfolio

The purpose of this Supplement to the Statement of Additional Information (the “SAI”) is to inform shareholders of the location of the Fund’s books and records. The SAI is revised as follows:

The following is added to the end of the section entitled “SERVICES TO THE FUND”:

Fund Records

The Fund’s administrator, State Street Bank and Trust Company, maintains certain books and records of the Fund that are required by applicable federal regulations at 1 Lincoln Street, Boston, MA 02111. The Fund’s custodian, Citibank, N.A., also maintains certain books and records of the Fund that are required by applicable federal regulations at 111 Wall Street, New York, NY, 10005. The Fund and its investment manager, Dimensional Fund Advisors LP, are also responsible for keeping and maintaining Fund books and records at 6300 Bee Cave Road, Building One, Austin, TX 78746.

The date of this Supplement is November 22, 2013